THE LAZARD FUNDS, INC.

Lazard U.S. Small Cap Equity Growth Portfolio

Supplement to Prospectus dated May 1, 2008

The Board of Directors of The Lazard Funds, Inc. (the “Fund”) has approved the liquidation of Lazard U.S. Small Cap Equity Growth Portfolio, a portfolio of the Fund (the “Portfolio”).

Effective immediately, no further investments will be accepted into the Portfolio, and the Investment Manager will begin liquidation of the Portfolio’s investments. Promptly upon completion of liquidation of the Portfolio’s investments, the Portfolio will redeem all its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Portfolio investment. It is anticipated that the Portfolio’s assets will be distributed to investors on or before September 30, 2008.

Dated:	September 3, 2008